                                                                     EXHIBIT 4.1
                                                                     -----------





                     CERTIFICATE OF LIMITED PARTNERSHIP
                                      FOR
                        ATLAS AMERICA SERIES 26-2005 L.P.

















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                                    DELAWARE
                                 ---------------
                                 The First State




     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "ATLAS AMERICA SERIES 26-2005 L.P.", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF MAY, A.D. 2005, AT 11:30 O'CLOCK A.M.

















                                [GRAPHIC OMITTED]



3976324  8100                      /s/ Harriet Smith Windsor
050439333                              -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

                                                        AUTHENTICATION: 3908236
                                                                  DATE: 05-26-05









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                                State of Delaware
                               Secretary of State
                            Division of Corporations
                          Delivered 11:30 AM 05/26/2005
                            FILED 11:30 AM 05/26/2005
                          SRV 050439333 - 3976324 FILEC




                               STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

o THE UNDERSIGNED, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

o FIRST: The name of the limited partnership is

                        ATLAS AMERICA SERIES 26-2005 L.P.

o SECOND: The address of its registered office in the State of Delaware is

                         110 S. POPLAR STREET, SUITE 101 in the City of WILMINGTON, DE 19801

  The name of the Registered Agent at such address is ANDREW M. LUBIN

o Third: The name and mailing address of each general partner is as follows:

                         ATLAS RESOURCES, INC.
                         MANAGING GENERAL PARTNER
                         311 ROUSER ROAD, P.O. BOX 611
                         MOON TOWNSHIP, PA 15108

o IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Atlas America Series 26-2005 L.P. as of May 13, 2005.

                                    Partnership Name
                                    BY: ATLAS RESOURCES, INC.
                                        MANAGING GENERAL PARTNER



                                    /s/ Karen A. Black
                                    --------------------------------------------
                                    KAREN A. BLACK, VICE PRESIDENT - PARTNERSHIP
                                    ADMINISTRATION